UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2026

MARKETAXESS HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34091	52-2230784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Hudson Yards 15th Floor
New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 813-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.003 par value	MKTX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Election of Directors

On January 22, 2026, the Board of Directors (the “Board”) of MarketAxess Holdings Inc. (the “Company”) elected Douglas A. Cifu and Kenneth T. Schiciano to serve on the Company’s Board of Directors, effective March 1, 2026. The Board determined that each of Messrs. Cifu and Schiciano is independent under applicable NASDAQ listing rules and pursuant to the Company’s Corporate Governance Guidelines. The Board expects to appoint each of Messrs. Cifu and Schiciano to serve on one or more Board committees at a later date. Initial committee assignments, once determined, will be disclosed by the Company in an amendment to this Current Report on Form 8-K.

There were no arrangements or understandings pursuant to which either of Messrs. Cifu and Schiciano were elected as directors of the Company. There have been no transactions since the beginning of the Company’s last fiscal year, and there are no currently proposed transactions, to which the Company or any of its subsidiaries was or is to be a participant, in which the amount involved exceeds $120,000 and in which either of Messrs. Cifu and Schiciano had, or will have, a direct or indirect material interest.

Messrs. Cifu and Schiciano will be eligible to receive the same compensation structure as other non-employee directors of the Company as described in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 23, 2025.

Item 7.01 Regulation FD Disclosure.

On January 26, 2026 the Company issued a press release announcing the election of Messrs. Cifu and Schiciano, which is attached hereto as exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto) that is furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, the information included in this Current Report on Form 8-K (including Exhibit 99.1) that is furnished pursuant to this Item 7.01 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1	Press Release issued by MarketAxess Holdings Inc. on January 26, 2026.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETAXESS HOLDINGS INC.

Date:	January 26, 2026	By:	/s/ Scott Pintoff
Name: Scott Pintoff Title: General Counsel & Corporate Secretary